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                                                                   Exhibit 10.18

                                CREDIT AGREEMENT
                                ----------------

         This Credit Agreement (the "Agreement") is entered into as of this 31/st/ day of December, 2001, by and between OURPET'S COMPANY, a Colorado corporation ("OurPet's"), and VIRTU COMPANY, an Ohio corporation ("Virtu") (OurPet's and Virtu are each individually referred to as "Corporation" and collectively as "Corporations"), STEVEN TSENGAS, individually as a natural person ("ST") and EVANGELIA S. TSENGAS, individually as a natural person ("EST") (OurPet's, Virtu, ST and EST are hereinafter collectively referred to as "Borrower"), jointly and severally, and FIRSTMERIT BANK, N.A., a national banking association (hereinafter referred to as "Bank").

Section 1.   Definitions.
             -----------

         Certain capitalized terms have the meanings set forth in Section 8.1 hereof or in the Security Agreement. All financial terms used in this Agreement but not defined herein or in the Security Agreement have the meanings given to them by generally accepted accounting principles. All other undefined terms have the meanings given to them in the Uniform Commercial Code as in effect from time to time in the State of Ohio.

Section 2.   Loan.
             ----

         2.1 Revolving Credit Loans. (a) Subject to the terms and conditions
             ----------------------
hereof, Bank hereby extends to Borrower a line of credit facility (the "Line of Credit Facility") under which Bank will make loans (the "Revolving Loans") to Borrower at Borrower's request from time to time during the term of this Agreement in amounts up to the lesser of (i) One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) or (ii) the sum of (A) Seventy-Five Percent (75%) of the net amount of Corporations' Eligible Accounts, plus (B) Forty Percent (40%) of the net amount of Corporations' Eligible Inventory, provided, however, that Revolving Loans outstanding at any time based upon Eligible Inventory shall not exceed Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00). However, Bank shall have sole discretion at all times as to whether or not to make any Revolving Loans. Borrower may borrow, prepay (without penalty or charge), and reborrow under the Line of Credit Facility, provided that the principal amount of all Revolving Loans outstanding at any one time under the Line of Credit Facility shall not exceed the foregoing limits. If the amount of Revolving Loans outstanding at any time under the Line of Credit Facility exceeds the limits set forth above, Borrower shall immediately pay the amount of such excess to Bank in cash.

             (b) Borrower may request a Revolving Loan by written or telephone notice to Bank. Bank will make Revolving Loans by crediting the amount thereof to Borrower's demand deposit account at Bank. Loan proceeds shall be used for Corporation's general working capital and other related corporate purposes and for no other purposes.

             (c) On the date hereof, Borrower shall duly execute and deliver to Bank a Revolving Note in the form of Exhibit 2.1 attached hereto and
                                     -----------
incorporated herein by reference (the "Revolving Note"), in the principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00). The Revolving Note shall bear interest and will be repayable in the manner set forth in the Revolving Note, the terms of which are incorporated herein by this reference.

             (d) The Line of Credit Facility shall be effective as of the date hereof and shall continue in full force and effect until such time as all of Borrower's Revolving Loans have been paid in full, including principal, interest, costs, expenses, attorney's fees and other fees and charges or until April 1, 2003, unless earlier demand for payment is made by Bank to Borrower as provided herein. Borrower may

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prepay the principal balance of the Revolving Note, in whole or in part, at any time without premium or penalty.

                  (e) ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE LINE OF CREDIT FACILITY IS A DISCRETIONARY FACILITY AND NOTHING CONTAINED IN THIS AGREEMENT SHALL REQUIRE BANK, AT ANY TIME, TO MAKE REVOLVING LOANS OR OTHER EXTENSIONS OF CREDIT TO BORROWER, AND THE GRANTING AMOUNT OF ANY REVOLVING LOAN OR OTHER EXTENSIONS OF CREDIT HEREUNDER, SHALL AT ALL TIMES BE IN BANK'S SOLE DISCRETION.

            2.2   Fees.
                  ----

                  (a) Origination Fee. Borrower has paid to Bank an origination
                      ---------------
fee in the amount of Three Thousand Seven Hundred Fifty and no/100 Dollars ($3,750.00), said fee being deemed earned in full upon payment and shall be non-refundable.

                  (b) Loan Documentation Fee. Borrower shall pay to Bank its
                      ----------------------
reasonable out-of-pocket fees, costs and expenses incurred in negotiating, reviewing, administering and preparing this Agreement, the Revolving Note, the other Loan Documents and all other documents required to consummate the transactions contemplated hereby.

                  (c) Loan Monitoring Fees. Borrower shall pay to Bank a Two
                      --------------------
Hundred Fifty and no/100 Dollars ($250.00) quarterly loan monitoring fee, payable in advance, commencing on January 1, 2002, and continuing on the first day of each quarter thereafter during the term of this Agreement. Said loan monitoring fee shall be deemed earned upon receipt and shall be non-refundable.

            2.3   Security. To secure the prompt payment when due of all
                  --------
principal and interest advanced by Bank pursuant to the Revolving Note, as well as for the payment of the Obligations and any and all other sums owing pursuant to this Agreement or the other Loan Documents, and for the performance and observance of all of the covenants, agreements and conditions contained in the Revolving Note, this Agreement, all other Loan Documents or with respect to the Obligations, whether now existing or hereafter arising, either created by Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letters of credit or otherwise, and any and all renewals, amendments, modifications, restatements of or substitutes therefore, each Corporation hereby grants to Bank a first continuing security interest in all of such corporation's accounts, chattel paper, instruments and general intangibles, machinery and equipment, inventory and supplies, all furniture and fixtures and interest in joint ventures or other entities, as more fully described in, and pursuant to, the Security Agreement executed and delivered by each such corporation dated of even date herewith, and all additions, substitutions, increments, proceeds and products with respect thereto, whether now or later acquired (all of the property described in each Security Agreement being hereinafter collectively referred to as the "Collateral"), subject to Permitted Liens (as herein defined). It is each Corporation's express intention that this Agreement and the continuing security interest granted hereby and pursuant to each Security Agreement, in addition to covering all present Obligations of Borrower to Bank, shall extend to all future Obligations of Borrower, whether jointly or severally, to Bank, whether or not such Obligations are increased, reduced or entirely extinguished and thereafter increased, reduced or reincurred, and whether or not such Obligations are specifically contemplated by Borrower and Bank as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

Section 3.        Representations And Warranties.
                  ------------------------------

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         Borrower, jointly and severally, hereby warrants and represents to Bank the following:

         3.1 Organization and Qualification. OurPet's is a duly organized,
             ------------------------------
validly existing corporation in good standing under the laws of the State of Colorado, has the requisite corporate power and authority to carry on its business and to enter into and perform this Agreement, the Revolving Note, the Security Agreement and the other Loan Documents to which it is a party, is qualified and licensed to do business in each jurisdiction in which such qualification or licensing is required. Virtu is a duly organized, validly existing corporation in good standing under the laws of the State of Ohio, has the requisite corporate power and authority to carry on its business and to enter into and perform this Agreement, the Revolving Note, the Security Agreement and the other Loan Documents to which it is a party, is qualified and licensed to do business in each jurisdiction in which such qualification or licensing is required. All information provided to Bank with respect to OurPet's and Virtu and their operations is true, correct and complete. ST and EST have the power, authority and capacity to enter into this Agreement, the Revolving Note and the other Loan Documents, to which each is a party.

         3.2 Due Authorization. The execution, delivery and performance by
             -----------------
Borrower of this Agreement, the Security Agreement, the Revolving Note and the other Loan Documents have been duly authorized by all necessary corporate or individual action, as the case may be, and will not contravene any law or any governmental rule or order binding on Borrower, or the articles of incorporation or bylaws of each Corporation, nor violate any agreement or instrument by which Borrower is bound nor result in the creation of a Lien on any assets of each Corporation except the Lien to Bank granted herein. Borrower has duly executed and delivered this Agreement, the Security Agreement, the Revolving Note, and the other Loan Documents to which each is a party and they are valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No notice to or consent by any governmental body is needed in connection with this transaction, except for the approval of the U.S. Small Business Administration regarding its loan to OurPet's (the "SBA Loan").

         3.3 Litigation. Except as set forth on Schedule 3.3 attached hereto,
             ----------                         ------------
there are no suits or proceedings pending or to the best of Borrower's knowledge, threatened, against or affecting Borrower or Borrower's assets or properties, and no proceedings before any governmental body are pending or threatened, against Borrower or Borrower's assets or properties.

         3.4 Margin Stock. No part of the Revolving Loans shall be used to
             ------------
purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by Bank, Borrower shall furnish to Bank statements in conformity with the requirements of Federal Reserve Form U-1.

         3.5 Business. Borrower is not a party to or subject to any agreement or
             --------
restriction which is so unusual or burdensome that it might have a material adverse effect on Borrower's business, properties, assets or prospects.

         3.6 Licenses, etc. Except as set forth on Schedule 3.6 attached hereto,
             -------------                         ------------
Borrower has obtained any and all licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the advantageous conduct of Borrower's business. Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct Borrower's business as heretofore conducted by Borrower, without any conflict with the rights of any other person or entity. All of the

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foregoing are in full force and effect and none of the foregoing are known to be in conflict with the rights of others.

         3.7  Laws and Taxes. Borrower is in compliance with all laws,
              --------------
regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon Borrower by any law or by any governmental authority, court or agency (collectively, "Requirements of Law"). Borrower has filed all required tax returns and reports that are now required to be filed by Borrower in connection with any federal, state and local tax, duty or charge levied, assessed or imposed upon Borrower or Borrower's assets, including unemployment, social security, and real estate taxes. Borrower has paid all taxes that are now due and payable. Except as set forth on Schedule 3.7
                                                                    ------------
attached hereto, no taxing authority has asserted or assessed any additional tax liabilities against Borrower that are outstanding on the date of this Agreement, and Borrower has not filed for any extension of time for the payment of any tax or the filing of any tax return or report.

         3.8  Financial Condition. All financial information relating to
              -------------------
Borrower that has been or may hereafter be delivered to Bank is true and correct and has been prepared in accordance with generally accepted accounting principles consistently applied. Borrower has no material obligations or liabilities of any kind not disclosed in that financial information, and there has been no material adverse change in the financial condition of Borrower nor has Borrower suffered any damage, destruction or loss which has adversely affected Borrower's business or assets since the submission of the most recent financial information to Bank.

         3.9  Title. Borrower has good and marketable title to the assets
              -----
reflected on the most recent balance sheet or personal financial statement submitted to Bank and the Collateral, free and clear from all liens and encumbrances of any kind, except for (collectively, the "Permitted Liens"): (a) current taxes and assessments not yet due and payable, (b) liens and encumbrances, if any, reflected or noted on such balance sheets or notes thereto, (c) assets disposed of in the ordinary course of business, (d) any security interests, pledges, assignments or mortgages granted to Bank to secure the repayment or performance of the Obligations, and (e) the capital leases described on Schedule 3.9 attached hereto and the SBA loan.
             ------------

         3.10 Defaults. Borrower is in compliance with all material agreements
              --------
applicable to it and there does not now exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (a) each Corporation's Articles of Incorporation or Regulations/Bylaws, or (b) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement or other instrument to which Borrower is a party or by which it is bound, and the consummation of the transactions contemplated by this Agreement shall not result in such default or violation.

         3.11 Environmental Laws. (a) Borrower has obtained all permits,
              ------------------
licenses and other authorizations which are required under Environmental Laws and Borrower is in compliance in all respects with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance in all respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws.

         (b) Borrower is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance, in any material respect, with Environmental Laws, or may give rise to any material common law or legal liability, or otherwise form the basis of any material claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

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         (c)  There is no civil, criminal or administrative action suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against Borrower, relating in any way to Environmental Laws.

         3.12 Subsidiaries and Partnerships. OurPet's has no subsidiaries other
              -----------------------------
than Virtu and SMP Company, Inc., an Ohio corporation ("SMP"). Neither OurPet's nor Virtu is not a party to any partnership agreement or joint venture agreement. Except as set forth on Schedule 3.12 attached hereto, SMP neither has
                                  -------------
nor will have during the term of this Agreement, any assets or liabilities.

         3.13 ERISA. Corporation is in compliance with all of Borrower's
              -----
obligations to contribute to any employee benefit plan or pension plan regulated by the Federal Employee Retirement Income Security Act of 1974 ("ERISA"). Corporation has not received notice informing Borrower that Borrower is not in full compliance with any of the requirements of ERISA, and the regulations promulgated thereunder and, there exists no event described in Section 4043(3) thereof ("Reportable Event").

         3.14 Statements. Any certificate or written statement or the most
              ----------
recent projections furnished prior to the date of this Agreement by Borrower to Bank or any other person in connection with the negotiation of this Agreement or any of the other Loan Documents or the transactions contemplated hereby, to the best knowledge of Borrower after reasonable inquiry, does not contain any untrue statement of a material fact and does not omit any material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which it was made, not misleading.

         3.15 Solvency. Borrower is Solvent and upon consummation of the
              --------
transactions contemplated by this Agreement will be Solvent. "Solvent" means that: (a) the present fair salable value of Borrower's assets is in excess of the total amount of its liabilities (including contingent liabilities); (b) Borrower does not have unreasonably small capital and is able to pay Borrower's debts as they become due; and (c) Borrower does not intend to or believe Borrower will incur obligations beyond Borrower's ability to pay as they mature.

         3.16 Office and Principal Place of Business.  Corporation  has its at
              --------------------------------------
at 1300 East Street, Fairport Harbor, Lake County, Ohio 44077.

         3.17 Legal  Name.  The exact  legal  name of  OurPet's  and  Virtu
              -----------
(including the name given each such Corporation's organization documents) is as set forth on Page 1 of this Agreement.

Section 4.    Affirmative Covenants. For so long as any obligation of Borrower
              ---------------------
in connection with this Agreement or any of the other Loan Documents remains outstanding, Borrower shall, unless the Bank otherwise consents in writing, which consent may be withheld in Bank's sole discretion, do all of the following:

         4.1  Protection of Security Interest in Collateral. Subject only to the
              ---------------------------------------------
Permitted Encumbrances, Borrower shall maintain the lien created by the Security Agreement as a first lien upon the Collateral encumbered thereby, and take such actions and execute and deliver to the Bank such instruments and documents as the Bank may reasonably require from time to time at Borrower's expense in connection therewith, including without limitation any supplemental security agreements, UCC financing statements, continuation statements or other instruments and documents extending or perfecting the security interest of the Bank in and to the Collateral as it may exist from time to time.

         4.2  Books and Records. Borrower shall maintain proper books of account
              -----------------
records and enter therein complete and accurate entries and records of all of its transactions in accordance with

                                       5

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generally accepted accounting principles and give representatives of Bank access thereto at all reasonable times, including permission to examine, copy and make abstracts from any such books and records and such other information which might be helpful to Bank in evaluating the status of the Revolving Loans as it may reasonably request from time to time. Borrower shall give Bank reasonable access to the Collateral and the other property securing the Obligations for the purpose of performing examinations thereof and to verify its condition or existence.

         4.3   Financial Statements.  Borrower shall maintain a standard and
               --------------------
modern system for accounting and shall furnish to Bank:

               (a) Within forty-five (45) days after the end of each fiscal quarter, a copy of Corporation's consolidated financial statements for the previous quarter and for the year to date in a form reasonably acceptable to Bank, prepared and certified as complete and correct, subject to changes resulting from year-end adjustments, by the chief financial officer of Corporation;

               (b) Within one hundred twenty (120) days after the end of each fiscal year, a copy of Corporation's consolidated financial statements for the previous year audited by a firm of independent certified public accountants acceptable to Bank (which acceptance will not be unreasonably withheld), and accompanied by an audit opinion of such accountants without significant qualification;

               (c) With the statements submitted under (a) and (b) above, a certificate signed by the chief financial officer of Corporation, (i) stating such officer is familiar with all documents relating to Bank and that no Event of Default specified in this Agreement, nor any event which upon notice or lapse of time, or both would constitute such an Event of Default, has occurred, or if any such condition or event existed or exists, specifying it and describing what action such corporation has taken or proposes to take with respect thereto, and
(ii) setting forth, in summary form, figures showing the financial status of such corporation in respect of the financial covenants and restrictions contained in this Agreement;

               (d) Within two hundred fifty (250) days after the end of each fiscal year, a copy of Corporation's consolidated federal income tax return;

               (e) Within one hundred sixty (160) days after each calendar year, a copy of each individual Borrower's current annual personal financial statement and federal income tax return for such year;

               (f) Within twenty (20) days after the end of each month, Corporation shall deliver to Bank a Collateral Report, including monthly accounts receivable aging certification with all receivables and retainages identified, in a form proscribed by or acceptable to Bank;

               (g) Within twenty (20) days after each month, a monthly Borrowing Base Certificate in the form of Exhibit 4.3 attached hereto and
                                          -----------
incorporated herein by reference (the "Borrowing Base Certificate"); and

               (h) Such other information of Borrower as Bank may from time to time reasonably request.

         If at any time Borrower has any subsidiaries which have financial statements that could be consolidated with those of Borrower under generally accepted accounting principles, the financial statements required by subsections
(a) and (b) above shall be the financial statements of Borrower and all such subsidiaries prepared on a consolidated and consolidating basis.

                                       6

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         4.4   Condition and Repair. Each Corporation shall maintain its assets
               --------------------
in good repair and working order and shall make all appropriate repairs and replacements thereof.

         4.5   Insurance. Each Corporation shall insure their respective
               ---------
properties and businesses against loss or damage of the kinds and in the amounts customarily insured against by corporations with established reputations engaged in the same or similar business as such corporations. All such policies shall
(a) be issued by financially sound and reputable insurers, (b) name Bank as an additional insured, as the Bank's interest may appear and, where applicable, as loss payee under a lender loss payable endorsement satisfactory to Bank, and (c) shall provide for thirty (30) days written notice to Bank before such policy is altered or canceled all of which shall be evidenced by a Certificate of Insurance delivered to Bank by such corporations on the date of execution of this Agreement.

         4.6   Taxes. Borrower shall pay when due all taxes, assessments and
               -----
other governmental charges imposed upon Borrower or Borrower's assets, franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which by law might be a lien or charge upon any of Borrower's assets, provided that (unless any material item or property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if it is being diligently contested in good faith, if Bank is notified in advance of such contest.

         4.7   Existence; Business. Each Corporation shall (a) maintain its
               -------------------
corporate existence, (b) engage primarily in business of the same general character as that now conducted, and (c) refrain from entering into any lines of business substantially different from the business or activities in which it is presently engaged.

         4.8   Compliance with Laws. Each Corporation shall comply with all
               --------------------
federal, state and local laws, regulations and orders applicable to it or its business assets or prospects including, but not limited to, Requirements of Law and all Environmental Laws, and shall immediately notify Bank of any violation of any rule, regulation, statute, ordinance, order or law relating to the public health or the environment and of any complaint or notifications received by it regarding to any environmental or safety and health rule, regulation, statute, ordinance or law.

         4.9   Payment of Obligations. Borrower shall pay, discharge or
               ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever kind or nature other than de minimus amounts not paid in the ordinary course of
                  -- -------
Borrower's business.

         4.10  Notice of Default. Borrower shall, within three (3) days of
               -----------------
Borrower's knowledge thereof, give written notice to Bank of (a) the occurrence of any event or the existence of any condition which would be, after notice or lapse of applicable grace periods, an Event of Default, and (b) the occurrence of any event or the existence of any condition which would prohibit Borrower from continuing to make any of the representations set forth in this Agreement.

         4.11  Depository/Banking Services. Bank shall be the primary depository
               ---------------------------
of each Corporation's funds, and the principal bank of account of each Corporation, as long as this Agreement is in effect, and each Corporation shall grant Bank the first and last opportunity to provide any corporate banking services required by Borrower and its Affiliates, including, without limitation, payroll, cash management and employee benefit plan services.

         4.12  Other Amounts Deemed Loans. If either Corporation fails to pay
               --------------------------
any tax, assessment, governmental charge or levy or to maintain insurance within the time permitted by this Agreement, or to

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

discharge any Lien prohibited hereby, or to comply with any other obligation, Bank may, but shall not be obligated to, pay, satisfy, discharge or bond the same for the account of such Corporation, and to the extent permitted by law and at the option of Bank, all monies so paid by Bank on behalf of such Corporation shall be deemed Loans and Obligations.

Section 5.    Negative Covenants. Without the prior written consent of Bank,
              ------------------
Borrower shall be prohibited from doing the following:

         5.1  Indebtedness. Each Corporation shall not incur, create, assume or
              ------------
permit to exist any additional Indebtedness for borrowed money (other than the Obligations, the Junior Indebtedness and unsecured Indebtedness on account of deposits, advances or progress payments under contracts or similar obligations incurred in the ordinary course of Borrower's business).

         5.2  Prepayments. Each Corporation shall not, voluntarily prepay any
              -----------
Indebtedness owing by such Corporation prior to the stated maturity date thereof other than (i) the Obligations and (ii) Indebtedness to trade creditors where the prepayment will result in a discount on the amount due, unless the effect of such prepayment will cause an Event of Default hereunder.

         5.3  Leases. Except for the operating lease with Senk Properties
              ------
regarding OurPet's lease of its principal business location, each Corporation shall not enter into any lease of real or personal property as lessee if the aggregate payments due under such lease and all other leases of Corporation then in effect, would exceed $50,000 in any fiscal year.

         5.4  Capital Expenditures. Each Corporation shall not make any plant or
              --------------------
fixed capital expenditure, or any commitment therefor, or obtain equipment subject to a purchase money security interest, trust deed or least, in any fiscal year on a consolidated basis, which in the aggregate are in excess of $300,000.

         5.5  Pledge or Encumbrance of Assets. Other than the Permitted Liens,
              -------------------------------
each Corporation shall not create, incur, assume or permit to exist any Lien on the Collateral (whether or not junior or subordinated), except for Liens to Bank, Liens existing on the date of this Agreement which have been disclosed to and approved by Bank in writing and Liens imposed by law which secure amounts not at the time due and payable.

         5.6  Guarantees and Loans. Each Corporation shall not enter into any
              --------------------
direct or indirect guarantees other than by endorsement of checks for deposit or other than in the ordinary course of business nor make any advance or loan other than in the ordinary course of business as presently conducted, including, without limitation, loans and advances to employees of such Corporation.

         5.7  Capital Stock; Dividends. Each Corporation shall not (a) declare
              ------------------------
or pay any dividend or distributions (except stock dividends or stock distributions) on its capital stock, (b) make any payments of any kind to its shareholders (including, without limitation, debt repayments, payments for goods or services or otherwise, but excluding reasonable and ordinary salary and bonus payments to shareholders employed by such Corporation and excluding scheduled interest only with respect to the Junior Indebtedness, provided, however, that after the payment hereof, no Event of Default shall have occurred hereunder and all financial covenants herein shall be in compliance) or (c) redeem any shares of its capital stock in any fiscal year.

         5.8  Merger; Disposition of Assets. Each Corporation shall not (a)
              -----------------------------
change its capital structure, (b) merge or consolidate with any corporation or other entity (c) amend or change its Articles of

Incorporation or Code of Regulations/Bylaws or (d) sell, transfer or otherwise dispose of all or any substantial part of its assets whether now owned or hereafter acquired.

         5.9   Transactions with Affiliates and Subsidiaries. Each Corporation
               ---------------------------------------------
shall not (a) directly or indirectly issue any guarantee for the benefit of any person, Affiliate or Subsidiary, except for any guarantee in favor of Bank, (b) directly or indirectly make any loans or advances to or investments in person, Affiliate or Subsidiary, or (c) enter into any transaction with any of its Affiliates or Subsidiaries, other than transactions entered into on an arm's length basis in the normal course of each Corporation's business.

         5.10  Investments. Each Corporation shall not purchase or hold
               -----------
beneficially any stock, securities or evidences or indebtedness of, or make any investment or acquire any interest, in, any other firm, partnership, corporation or entity other than short term investments of excess working capital in one or more of the following: (a) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (b) investments (of one year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks of trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $25,000,000.

         5.11  Acquisitions. Each Corporation shall not purchase for cash or
               -----------
otherwise acquire all or any part of the business or assets of, or any stock or other evidence of beneficial ownership of, any company or entity whatsoever, without the prior written consent of Bank.

         5.12  Minimum Adjusted Tangible Net Worth. Borrower shall not permit
               -----------------------------------
Corporations' Adjusted Tangible Net Worth, on a consolidated basis, to be less than $1,200,000 as of November 30, 2001, and $1,300,000 as of December 31, 2001
and thereafter, measured quarterly commencing on December 31, 2001 and on each March 31, June 30, September 30 and December 31 thereafter. "Adjusted Tangible Net Worth" shall mean the "Net Worth" of the Corporations minus the following items (without duplication of deductions), if any: (i) all deferred charges (net of amortization); (ii) the book amount of all assets which would be treated as intangible assets under GAAP, including, without limitation, such items as favorable leases, good will, unamortized debt discount and expense, organization expenses, franchisee fees, trademarks, trademark applications, trade names, service marks, brand names, copyrights, patents, patent applications and licenses, and rights with respect to the foregoing; (iii) any write-up in the book amount of any asset resulting from a revaluation thereof from the book amount entered upon acquisition; and (iv) any note(s), receivable(s) or advance(s) to affiliates, related parties, officers or shareholders. "Net Worth" shall mean the total assets of Corporations (including Junior Indebtedness as defined in Section 5.15 hereof) less the total liabilities of Corporations as determined in accordance with GAAP. "GAAP" shall mean all computations and determinations as to accounting or financial matters made in accordance with generally accepted accounting principles consistently applied.

         5.13  Debt Service Coverage Ratio. Borrower shall not permit the
               ---------------------------
Corporations' Debt Service Coverage Ratio, on a consolidated basis, to be less than 1.15 to 1.00 measured quarterly commencing on December 31, 2001 and on each March 31, June 30, September 30 and December 31 thereafter. "Debt Service Coverage Ratio" shall mean the sum of the net income or loss of Corporations after taxes and after cash distributions, cash dividends and advances to shareholders plus depreciation, plus amortization, plus interest expense, divided by the sum of the current portion of long term debt plus interest (whether jointly, severally or jointly and severally) for the applicable accounting period, including but not limited to required principal and interest on the Revolving Loans.

         5.14  Notification.  Each Corporation shall promptly provide Bank
               ------------
with at least thirty (30) days prior written notice of: (a) any change in any location where such Corporation's inventory is maintained, and any new locations where such Corporation's inventory is to be maintained;
(b) any change in the location of the office where such Corporation's records pertaining to its respective accounts and contract rights are kept; (c) the location of any new places of business for such Corporation and the changing or closing of any of its existing places of business; (d) any change in such Corporation's name or state of incorporation; and (e) any change in such Corporation's place of business.

        5.15  Subordination of Debt. Borrower shall cause to be subordinate all
              ---------------------
Indebtedness not owing to Bank, including interest thereon ("Junior Indebtedness"), which may at any time now or hereafter be owed to any officer, employee, director, shareholder or Related Person by Borrower in favor of the Obligations, including, but not limited to, the Junior Indebtedness described on
Exhibit 5.15 attached hereto. Borrower shall obtain and deliver to Bank
------------
subordination agreements from said officers, employees, directors, shareholders or Related Persons for said Junior Indebtedness in form and content acceptable to Bank. Upon the occurrence of an Event of Default under this Agreement, Borrower shall without notice from Bank immediately cease payment of any fees or advances to any officer, employee, director, shareholder or Related Person, and shall also cease payment of the sums, if any, allowed to be paid by the terms of the subordination agreements(s).

Section 6.    Events of Default and Remedies.
              ------------------------------

        6.1   Events of Default.  The occurrence of any one or more of the
              -----------------
              following events shall constitute an Event of Default hereunder ("Event of Default"):

        (a) Borrower defaults in the payment of any principal or interest on any Obligation within ten (10) days when due and payable, by acceleration or otherwise; or

        (b) any representation or warranty made by Borrower herein or in any of the Loan Documents is incorrect when made or reaffirmed; or

        (c) Borrower fails to observe or perform any covenant, condition or agreement herein and the failure or inability of Borrower to cure such default within thirty (30) days of the occurrence thereof, provided that such thirty (30) day grace period shall not apply to (i) a breach of any covenant which in Bank's good faith judgment is incapable of cure, (ii) any failure to maintain insurance or permit inspection of the Collateral or of the books and records of Borrower, (iii) any breach in any negative covenant set forth in Section 5 hereof, or (iv) any breach of any covenant which has already occurred; or

        (d) a court enters a decree or order for relief with respect to Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower or for any substantial part of Borrower's property, or orders the wind-up or liquidation of Borrower's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed and is pending with respect to Borrower for sixty (60) days without dismissal; or

        (e) Borrower commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay Borrower's debts as such debts become due, or takes any action in furtherance of any of the foregoing; or

        (f) Borrower defaults (whether due to non-payment or non-performance) under the terms of any Indebtedness or lease, and such default gives any creditor or lessor the right to accelerate the maturity of any such indebtedness or lease payments which right is not contested in good faith by Borrower or is determined by any court of competent jurisdiction to be valid; or

  (g) a final judgment for the payment of money which exceeds $5,000 is rendered against Borrower and remains undischarged for thirty (30) days during which execution is not effectively stayed or is not sufficiently bonded over in favor of Bank; or

  (h) Bank shall deem itself insecure in good faith believing that the prospect of repayment of the Obligations or performance of the covenants and conditions of this Agreement is materially impaired; or

  (i)    Intentionally Omitted.

  (j) an Event of Default or default occurs under any Loan Document, or Borrower denies any Obligations then existing or attempts to limit or terminate its/his obligation for future Obligations, including future Revolving Loans; or

  (k) the dissolution, termination, consolidation, liquidation or similar event with respect to or involving Borrower; or the death or incompetency of any individual Borrower; or

  (l) the commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, levies against, or the filing by any taxing authority of a lien against any of the Collateral or any property securing the repayment of any of the Obligations; or

  (m) the material loss, theft or substantial damage to the Collateral or any property securing the repayment of the Obligations if such occurrence is not covered by insurance for which Bank receives the insurance proceeds with respect thereto within 90 days from the date of loss, or the result of such occurrence will be, in Bank's reasonable judgment, the failure or inability of each Corporation to continue substantially normal operation of its business within thirty (30) days of the date of such occurrence; or

  (n) Bank ceases to be each Corporation's (i) primary depository bank in which substantially all of Borrower's funds are deposited, and (ii) primary bank of account; or

  (o) (i) the validity or effectiveness of any of the Loan Documents or its transfer, grant, pledge, mortgage, or assignment by Borrower executing such Loan Document is impaired; (ii) any party executing any of the Loan Documents asserts that any of such Loan Documents is not a legal, valid and binding obligation of the party thereto enforceable in accordance with its terms; (iii) the security interest or Lien purporting to be created by any of the Loan Documents will for any reason cease to be a valid, perfected lien subject to no other liens other than Liens permitted by the terms of this Agreement; or (iv) any Loan Document is amended, hypothecated, subordinated, terminated or discharged, or if any person is released from any of its covenants or obligations under any of the Loan Documents except as permitted by Bank in writing; or

  (p) a Reportable Event (as defined in ERISA) occurs with respect to any employee benefit plan maintained by each Corporation for its employees other than a Reportable Event caused solely by a decrease in employment; or a trustee is appointed by a United States District Court to administer any employee benefit plan; or the Pension Benefit Guaranty

             Corporation institutes proceedings to terminate any of Corporation's employee benefit plans; or

         (q) there shall occur any material event of default including specifically, but without limitation, due to non-payment or non-performance, under any loan, agreement, document or instrument to which Borrower is now or hereinafter a party, or by which any of Borrower's property is bound, creating or relating to any indebtedness in favor of Bank, and such default or event of default is not cured within the period of grace, if any, provided therein.

       6.2   Remedies. If any Event of Default shall occur, Bank may cease
             --------
advancing money hereunder, and/or declare all Obligations to be due and payable forthwith, whereupon they shall forthwith become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower, and/or implement any remedies available to Bank under or in connection with this Agreement or any of the other Loan Documents, or otherwise as a secured creditor including, without limitation, foreclosing on, or proceeding against, any security, and exercising any other rights to security whether under the Loan Documents or any other agreement or as provided by law, all in such order and in such manner as Bank in its sole discretion may determine.

       6.3   Setoff. If any Event of Default shall occur, Bank is authorized,
             ------
without notice to Borrower, to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with (whether held by Borrower individually or jointly with another party), Bank, including but not limited to certificates of deposit.

       6.4   Default Rate. After the occurrence of an Event of Default, all
             ------------
amounts of principal outstanding as of the date of the occurrence of such Event of Default shall bear interest at the Default Rate (as defined in the Revolving
Note), in Bank's sole discretion, without notice to Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

       6.5   Late Payment Penalty. If any payment is not paid when due (whether
             --------------------
by acceleration or otherwise after the expiration of applicable notice grace and cure periods, if any), Borrower agrees to pay to Bank a late payment fee equal to the greater of Thirty-Five Dollars ($35.00) or seven percent (7%) of the payment amount then due.

       6.6   No Remedy Exclusive. No remedy set forth herein is exclusive of any
             -------------------
other available remedy or remedies, but each is cumulative and in addition to every other remedy available under this Agreement, the Loan Documents or as may be now or hereafter existing at law, in equity or by statute. Borrower waives any requirement of marshalling of assets which may be secured by any of the Loan Documents.

       6.7   Effect of Termination. The termination of this Agreement shall not
             ---------------------
affect any rights of either party or any obligation of either party to the other, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or Obligations incurred prior to such termination have been fully disposed of, concluded or liquidated. The security interest, lien and rights granted to Bank hereunder and under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that no Loans are outstanding to Borrower, until all of the obligations, have been paid in full.

Section 7.   Conditions Precedent.
             --------------------

         7.1 Conditions to Initial Loans. Bank shall have no obligation to make
             ---------------------------
or advance any Revolving Loan until Borrower has delivered to Bank at or before the closing date, in form and substance satisfactory to Bank:

             (a) Executed Revolving Note.

             (b) A corporate resolution of each Corporation regarding the authorization of the transactions contemplated hereby in form satisfactory to Bank.

             (c) A Closing Certificate of each Corporation regarding the certification each of Corporation's Articles of Incorporation, Code of Regulations, directors and officers.

             (d) A Good Standing Certificate for each Corporation issued by the Secretary of State of the jurisdiction of its incorporation.

             (e) Intentionally Omitted.

             (f) Executed Security Agreement of each Corporation in the form of
Exhibit 8.4 attached hereto.
-----------

             (g) All appropriate financing statements (Form UCC-1) and consents or waivers of landlords, warehousemen and mortgagees, as requested by Bank.

             (h) Intentionally Omitted.

             (i) Intentionally Omitted.

             (j) UCC searches, tax lien and litigation searches, insurance certificates, notices or other document which Bank may require to reflect, perfect or protect Bank's first priority lien in the Collateral and all other property pledged to secure the Obligations and to fully consummate this transaction.

             (k) All requisite releases of liens, termination statements and satisfactions of mortgages necessary to release all liens and encumbrances against the Collateral and any other property pledged to secure the Revolving Loans and all requisite waivers and subordination agreements, in a form satisfactory to Bank, to be executed and delivered by each Corporation's creditors, landlords and mortgagees which are necessary to grant Bank a first lien in the Collateral, including but not limited to all Inventory and Equipment of each Corporation.

             (l) The Origination Fee and Loan Documentation Fee have been paid in full.

             (m) A Certificate of Insurance as described in Section 4.5 hereof.

             (n) The monthly Borrowing Base Certificate referred to in Section 7.2(d), if applicable.

             (o) A Subordination Agreement with respect to any subordinated indebtedness, in form and substance satisfactory to Bank.

             (p) Bank shall have received to its reasonable satisfaction from Corporation, an accounts receivable report, equipment list, inventory list and leases and other information regarding the Collateral, together with such other financial information requested by Bank to evidence compliance with the financial covenants set forth herein.

             (q) Such additional documentation, certifications, information and materials as Bank may reasonably request.

     7.2     Conditions to Each Revolving Loan. On the date of each Revolving
             ----------------------------------
Loan, the following statements in subparagraphs (a) through (c) below shall be true and the documents required by subparagraph (d) below shall be required:

             (a) All of the representations and warranties contained herein and in the Loan Documents shall be correct in all material respects as though made on such date;

             (b) No event shall have occurred and be continuing, or would result from such Loan, which constitutes an Event of Default, or would constitute an Event of Default but for the requirement that notice be given of lapse of time or both;

             (c) The aggregate unpaid principal amount of the Revolving Loans after giving effect to such Revolving Loan shall not violate the lending limits set forth in Section 2.1 of this Agreement; and

             (d) Corporation shall provide Bank with the monthly Borrowing Base Certificate.

             The acceptance by Borrower of the proceeds of each Revolving Loan shall be deemed to constitute a representation and warranty by Borrower that the conditions in Section 7.2 of this Agreement, other than those that have been waived in writing by Bank, have been satisfied. Borrower authorizes Bank to make distributions of loan proceeds to any one or more of them.

Section 8.   Miscellaneous Provisions.
             ------------------------

     8.1     Definitions. Certain terms are defined in the context of this
             -----------
Agreement. The terms hereinafter set forth, not defined in the context, shall have the following meanings:

         "Affiliate" means, (a) any Person which, directly or indirectly, is in control of, is controlled by or is under common control with, Borrower, or (b) any person who is a shareholder, director, officer or employee (i) of Borrower or (ii) of any Person described in the preceding clause (a). A Person will be deemed to control another Person if such Person possesses, directly or indirectly, the power to (a) vote ten percent (10%) or more of the voting equity of such other Person, or (b) direct or cause the direction of the management and policies of such other Person, whether through voting securities, by contract or otherwise.

         "Eligible Accounts" means at any time, all of each Corporation's Accounts (as "Accounts" is defined in the Uniform Commercial Code as in effect from time to time in the state of Borrower's organization) which contain selling terms and conditions acceptable to Bank. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Bank in writing, Eligible Accounts do not include:

         (a) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

         (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

              (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

              (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

              (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

              (f) Accounts which are subject to dispute, counterclaim or setoff.

              (g) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

              (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

              (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

              (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

              (k) Accounts which have not been paid in full within under 90 days from the invoice date. The entire balance of any Account of any single Account Debtor will be ineligible whenever the portion of the Account which has not been paid within under 90 days from the invoice date is in excess of 50.00% of the total amount outstanding on the Account.

              "Account Debtor" means the Person who is obligated on an account receivable.

              "Eligible Inventory" means at any time, all of each Corporation's Inventory as defined below except:

              (a) Inventory which is not owned by such Corporation free and clear of all security interests, liens, encumbrances, and claims of third parties.

              (b) Inventory which Bank, in its sole discretion, deems to be obsolete, unsalable, damaged, defective or unfit for further processing.

              (c)  Work in progress.

              (d)  Components.

              (e)  Inventory stored outside of Ohio with Bank's consent.

          "Environmental Laws" means all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or wastes into the environment (including without limitation ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered promulgated or approved thereunder.

          "ERISA" means the Federal Employee Retirement Income Security Act of 1974.

          "Indebtedness" means (a) all items (except items of capital stock, capital surplus, general contingency reserves, retained earnings, deferred income taxes, amounts attributable to minority interests, if any) which in accordance with generally accepted accounting principles would be included in determining total liabilities on a consolidated basis as shown on the liability side of a balance sheet as at the date as of which Indebtedness is to be determined, (b) all indebtedness secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset owned or held is subject, whether or not the indebtedness secured thereby will have been assumed (excluding non-capitalized leases which may amount to title retention agreements but including capitalized leases), and (c) all indebtedness of others which Borrower or any Subsidiary of Borrower has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which Borrower or any Subsidiary of Borrower has agreed to apply or advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

          "Inventory" means all of each Corporation's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which such Corporation now has or hereafter acquires any right, whether held by such Corporation or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of such Corporation's custody or possession and all returns on Accounts.

          "Lien" means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts and capitalized leases.

          "Loan Documents" means the Agreement, the Revolving Note, the Security Agreements, and every other document or agreement executed by any party evidencing or securing any of the Obligations; and "Loan Document" means any one of the Loan Documents.

          "Loan" means the Revolving Loans.

          "Obligation(s)" is used in its most comprehensive sense and includes, without limitation, all loans, advances, debts, indebtedness, liabilities and obligations (including, principal, interest, late charges, collection costs, attorneys' fees and the like) of Borrower owed to Bank and/or any affiliate of Bank, of every kind, nature and description, whether now existing or hereafter arising, either created by Borrower alone or together with another or others, or acquired by Bank or any affiliate of Bank, by purchase, assignment or otherwise, and whether direct or indirect, primary or as guarantor or surety, secured or unsecured, absolute or contingent, liquidated or unliquidated, whenever and however arising, whether evidenced by note, draft, application for letter of credit or otherwise, and any renewals, amendments, modifications, restatements of or substitutes therefor. The term "Obligations" shall include, but not be limited to, all indebtedness owed by Borrower to Bank by reason of credit extended or to be extended under the Agreement, the Revolving Note, the other Loan Documents and any other document or instrument related to any of the foregoing. It is Borrower's express intention that the term "Obligations" shall include, but not be limited to, all present Obligations of Borrower to Bank, shall extend to all future Obligations of Borrower to Bank, whether or not such Obligations are increased, reduced or entirely extinguished and thereafter increased, reduced or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Borrower and Bank as of the date hereof.

     "Permitted Liens" has the meaning assigned thereto as set forth in Section
3.9 of the Agreement.

     "Person" means and includes an individual, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated organization or association and a government or any department or agency thereof.

     "Prime Rate" means the rate of interest per annum announced to be its prime rate from time to time by Bank at its principal office in Akron, Ohio whether or not Bank will at times lend to borrowers at lower rates of interest or, if there is no such prime rate, then its base rate or such other rate as may be substituted by Bank for the prime rate.

     "Related Person" shall mean any Person who controls, is controlled by or is under common control with Borrower.

     "Security Agreement" means each Security Agreement of even date herewith by and between each Corporation and Bank securing the Obligations.

     "Subsidiary" means any corporation of which each Corporation directly or indirectly owns or controls at the time outstanding stock having under ordinary circumstances (not depending on the happening of a contingency) voting power to elect a majority of the board of directors of said corporation.

     8.2 Miscellaneous. This Agreement, the exhibits and the other Loan
         -------------
Documents are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only in writing signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby. This Agreement is and is intended to be a continuing agreement and shall remain in full force and effect until the Revolving Loans are finally and irrevocably paid in full and the Line of Credit Facility is terminated. Time is of the essence in this Agreement and the Loan Documents.

     8.3 Waiver by Borrower. Borrower waives notice of non-payment, demand,
         ------------------
presentment, protest or notice of protest of any Accounts or other Collateral, and all other notices (except those notices specifically provided for in this Agreement); consents to any renewals or extensions of time of payment thereof; and generally waives any and all suretyship defenses and defenses in the nature thereof.

     8.4 Binding Effect. This Agreement shall be binding upon and inure to the
         --------------
benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of their rights or delegate any of their obligations hereunder. Bank (and any subsequent assignee) may transfer and assign this Agreement or may assign partial interests or participation in the Revolving Loans to other persons. Bank may disclose to all prospective and actual assignees and participants all financial, business and other information about Borrower which Bank may possess at any time.

     8.5  Security. The Obligations are secured as provided herein, in the
          --------
Security Agreement, in the Loan Documents and in each other document or agreement which by its terms secures the repayment or performance of the Obligations.

     8.6  Survival. All representations, warranties, covenants and agreements
          --------
made by Borrower herein and in the Loan Documents shall survive the execution and delivery of this Agreement, the Loan Documents and the issuance of the Revolving Note.

     8.7  Delay or Omission. No delay or omission on the part of Bank in
          -----------------
exercising any right, remedy or power arising from any Event of Default shall impair any such right, remedy or power or any other right, remedy or power or be considered a waiver of any right, remedy or power of any Event of Default nor shall the action or omission to act by Bank upon the occurrence of any Event of Default impair any right, remedy or power arising as a result thereof or affect any subsequent Event of Default of the same or different nature.

     8.8  Notices. Any notices under or pursuant to this Agreement shall be
          -------
deemed duly sent when delivered in hand, by recognized overnight courier service or when mailed by registered or certified mail, return receipt requested, addressed as follows:

                  To Borrower:    OurPet's Company
                                  Virtu Company
                                  Steven Tsengas
                                  Evangelia S. Tsengas
                                  1300 East Street
                                  Fairport, Ohio  44077
                                  Attention: Dr. Steven Tsengas, Chairman/CEO

                  To Bank:        FirstMerit Bank, N.A.
                                  7800 Reynolds Road
                                  Mentor, Ohio  44060
                                  Attention:  Ken Sinha, Vice President

     Either party may change such address by sending notice of the change to the other party.

     8.9  No Partnership. Nothing contained herein or in any of the Loan
          --------------
Documents is intended to create or shall be construed to create any relationship between Bank and Borrower other than as expressly set forth herein or therein and shall not create any joint venture, partnership or other relationship.

     8.10 Indemnification. If after receipt of any payment of all or part of the
          ---------------
Obligations, Bank is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or diversion of trust funds, or for any other reason, this Agreement shall continue in full force and effect and Borrower shall be liable to, and shall indemnify, save and hold Bank, its officers, directors, attorneys and employees harmless of and from the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Bank in reliance on such payment, and any such contrary action so taken shall be without prejudice to Bank's rights under this Agreement and shall be deemed to have been conditioned upon such payment becoming final, indefeasible and irrevocable. In addition, Borrower shall indemnify, defend, save and hold Bank, its officers, directors, attorneys and employees harmless of, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and attorneys' fees reasonably incurred), that Bank or any such indemnified party may incur arising out of this Agreement, any of the Loan Documents, any Environmental Laws, or any act taken by Bank hereunder except for the willful misconduct or gross negligence of such indemnified party. The provisions of this Section shall survive the termination of this Agreement.

     8.11 Further Assurances. Borrower shall, at its sole cost and expense, upon
          ------------------
Bank's request, promptly execute and deliver or cause to be executed and deliver to Bank any and all documents, instruments, agreements and information deemed necessary by Bank, in Bank's reasonable discretion, to perfect or to continue the perfection of Bank's liens created hereunder, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents.

     8.12 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, the
          -------------------------------------------------
Revolving Note, and the other Loan Documents shall be governed by the domestic laws of the State of Ohio. Borrower agrees that the state and federal courts in or having jurisdiction over Lake County, Ohio, has exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to Borrower at the address described in the Notices section of this Agreement. BANK AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     8.13 Joint and Several Liability. If there is more than one Borrower
          ---------------------------
hereunder, the obligations, covenants, promises, warranties and representations of each Borrower shall be joint and several. Each natural person executing this Note as a Borrower acknowledges and agrees that he or she (a) was a co-applicant to the Loan and intends to be bound as a co-obligor hereunder, and shall not be deemed to be an accommodation party or surety with respect to the Loan, (b) has the joint right to control the distribution of proceeds of the Loan, and (c) has a direct economic interest in the success of the Corporation and shall benefit from the Loan.

     8.14 Confession of Judgment. Each Borrower hereby irrevocably authorizes
          ----------------------
any attorney-at-law to appear for Borrower in any court of record in the State of Ohio, or in any other state or territory of the United States, admit the maturity of the Obligations after the same become due either by lapse of time or acceleration of maturity or otherwise, and waive the issuing and service of process and confess judgment against Borrower for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stay of execution. Each Borrower expressly (a) waives a conflict of interest as to any attorney retained by the holder of the Obligations to confess judgment against Borrower upon the Obligations, and (b) consents to the attorney retained by the holder hereof receiving a legal fee from such holder for legal services rendered for confessing judgment against Borrower upon the Obligations. A copy of this Agreement, certified by the holder hereof, may be filed in each such proceeding in place of filing the original as a warrant of attorney. The authority and power to appear for and enter judgment against Borrower, or additional exercises thereof or by any imperfect exercise thereof, shall not be extinguished by any judgment entered pursuant thereto. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the Obligations remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.

     IN WITNESS WHEREOF, Borrower and Bank have executed this Agreement by their duly authorized officers as of the date first above written.

     WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO
     ----------------------------------------------------------
     NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT
     ----------------------------------------------------------
     JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR
     ----------------------------------------------------
     KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
     ----------------------------------------------------------
     FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE
     ----------------------------------------------------------
     CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
     ----------------------------------------------------------
     ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
     -----------------------------------------------------------

                                        OURPET'S COMPANY, a Colorado corporation

                                        By: /s/ Steven Tsengas
                                            ------------------------------------
                                                Steven Tsengas,
                                                Chairman, President and CEO

     WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO
     ----------------------------------------------------------
     NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT
     ----------------------------------------------------------
     JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR
     ----------------------------------------------------
     KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
     ----------------------------------------------------------
     FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE
     ----------------------------------------------------------
     CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
     ----------------------------------------------------------
     ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
     -----------------------------------------------------------
                                        VIRTU COMPANY, an Ohio corporation

                                        By: /s/ Steven Tsengas
                                            ------------------------------------
                                                Steven Tsengas,
                                                Chairman, President and CEO

     WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO
     ----------------------------------------------------------
     NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT
     ----------------------------------------------------------
     JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR
     ----------------------------------------------------
     KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
     ----------------------------------------------------------
     FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE
     ----------------------------------------------------------
     CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
     ----------------------------------------------------------
     ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
     -----------------------------------------------------------

                                            /S/ Steven Tsengas
                                            ------------------------------------
                                            STEVEN TSENGAS, Individually

     WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO
     ----------------------------------------------------------
     NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT
     ----------------------------------------------------------
     JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR
     ----------------------------------------------------
     KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
     ----------------------------------------------------------
     FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE
     ----------------------------------------------------------
     CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
     ----------------------------------------------------------
     ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
     -----------------------------------------------------------

                                             /s/ Evangelia S. Tsengas
                                             -----------------------------------
                                             EVANGELIA S. TSENGAS, Individually



                                             FIRSTMERIT BANK, N.A.,
                                             a national banking association

                                             By: /s/ Ken Sinha
                                                 -------------------------------
                                                 Ken Sinha, Vice President

                                                                          "Bank"

                                 REVOLVING NOTE

$1,500,000.00                                                  Lake County, Ohio
                                                               December 31, 2001

     FOR VALUE RECEIVED, the undersigned, OurPet's Company, a Colorado corporation, Virtu Company, an Ohio corporation, Steven Tsengas, individually, and Evangelia S. Tsengas, individually, (collectively, "Borrower"), jointly and severally, promise to pay immediately ON DEMAND, to the order of FirstMerit Bank, N.A. ("Bank") at 7800 Reynolds Road, Mentor, Ohio 44060, or at such other place as Bank shall designate, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America, with interest at a variable rate per annum equal to One Percent (1.0%) greater than the Prime Rate (as defined in the Loan Agreement). The rate of interest shall increase and decrease automatically and without notice on the same date that the Prime Rate increases or decreases to that rate which shall be greater than the new Prime Rate by the amount stated above in this paragraph. Interest shall be payable monthly on the first (1st) day of each month commencing on February 1, 2002, and continuing on the first
(1st) day of each and every month thereafter, and on demand. As used herein, "Credit Agreement" means the Credit Agreement dated of even date herewith, between Borrower and Bank, as the same may from time to time be restated, amended or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

     Borrower shall pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Loan until the payment in full thereof, at the rates per annum and at the times as set forth above; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

     The principal balance and all accrued and unpaid interest thereon and any and all other amounts due hereunder or under the Credit Agreement or the Loan Documents (as defined in the Credit Agreement) shall be due and payable immediately on demand.

     The amount of Revolving Loans, and payments of principal and interest thereon, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

     If this Note shall not be paid at maturity, whether such maturity occurs by reason of demand, lapse of time, by operation of any provision for acceleration of maturity contained in the Loan Agreement, or otherwise, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be equal to seven percent (7%) above the rate otherwise then payable (the "Default Rate"). All payments of principal of and interest on this Note shall be made in immediately available funds at Bank's address indicated above or at such other place as the holder hereof shall designate. In the event of a failure to pay interest or principal, within ten
(10) days after the same becomes due, Bank may collect and Borrower agree to pay a late charge of an amount equal to seven percent (7%) of the amount of such late payment or thirty-five dollars ($35.00), whichever is greater.

     This Note is the Revolving Note referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of any additional rights of the holder with respect to this Note, and other terms and conditions upon which this Note is issued.

     Borrower may prepay all or any portion of this Note in part at any time without premium or penalty.

     All payments received by Bank under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrower or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrower pursuant to the Credit Agreement and the Loan Documents, then to accrued interest on this Note, then to principal.

     In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrower under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby: (a) waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note; (b) consent to one or more renewals, supplements, modifications, restatements, amendments or extensions of this Note; (c) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or person primarily or secondarily liable herein; (d) agree that Bank or holder shall not be required first to institute any suit, or to exhaust its remedies against any Borrower or any other person or party in order to enforce payment of this Note; (e) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (f) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such person expressly released in writing by Bank or holder, they shall be and remain jointly and severally, directly and primarily, liable for all sums due hereunder and under any and all of the Loan Documents.

     This Note may not be changed orally, but only by an instrument in writing.

     To the extent that any of the terms and provisions of this Note are inconsistent with the terms and provisions of the Credit Agreement, the terms and provisions of this Note shall control.

     If any of the terms or provisions of this Note shall be deemed to be unenforceable or invalid, the enforceability or validity of the remaining terms and provisions shall not be affected.

     This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Borrower agree that the State and Federal courts in, or having jurisdiction over, Lake County, Ohio or any other court in which Bank institutes proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to Borrower at the address described in the Notices section of the Credit Agreement. EACH BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

     If there is more than one Borrower hereunder, the obligations, covenants, promises, warranties and representations of each Borrower shall be joint and several. Each natural person executing this Note as a Borrower acknowledges and agrees that he or she (a) was a co-applicant to the Loan and intends to be bound as a co-obligor hereunder, and shall not be deemed to be an accommodation party or surety with respect to the Loan, (b) has the joint right to control the distribution of proceeds of the Loan, and (c) has a direct economic interest in the success of the corporate co-obligor and shall benefit from the extension of credit under this Note.

     Borrower hereby irrevocably authorizes any attorney-at-law to appear for Borrower in any court of record in the State of Ohio, or in any other state or territory of the United States, admit the maturity of this Note after the same becomes due either by lapse of time or acceleration of maturity or otherwise, and waive the issuing and service of process and confess judgment against Borrower for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stay of execution. Borrower expressly (a) waives a conflict of interest as to any attorney retained by the holder of this Note to confess judgment against Borrower upon this Note, and (b) consents to the attorney retained by the holder hereof receiving a legal fee from such holder for legal services rendered for confessing judgment against Borrower upon this Note. A copy of this Note, certified by the holder hereof, may be filed in each such proceeding in place of filing the original as a warrant of attorney. The authority and power to appear for and enter judgment against Borrower, or additional exercises thereof or by any imperfect exercise thereof, shall not be extinguished by any judgment entered pursuant thereto. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.

--------------------------------------------------------------------------------
"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."
--------------------------------------------------------------------------------

                                        OURPET'S COMPANY, a Colorado corporation

                                        By: /s/ Steven Tsengas
                                            ------------------------------------
                                                Steven Tsengas,
                                                Chairman, President and CEO


--------------------------------------------------------------------------------
"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."
--------------------------------------------------------------------------------

                                        VIRTU COMPANY, an Ohio corporation

                                        By: /s/ Steven Tsengas
                                            ------------------------------------
                                                Steven Tsengas,
                                                Chairman, President and CEO


--------------------------------------------------------------------------------
"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."
--------------------------------------------------------------------------------


                                        /s/ Steven Tsengas
                                        ----------------------------------------
                                        STEVEN TSENGAS, Individually

--------------------------------------------------------------------------------
"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."
--------------------------------------------------------------------------------

                                        /s/ Evangelia S. Tsengas
                                        ----------------------------------------
                                        Evangelia S.TSENGAS, Individually

                               SECURITY AGREEMENT

Lake County, Ohio                                              December 31, 2001

       VIRTU company, an Ohio corporation, located at 1300 East Street, Fairport, Ohio 44077 (hereinafter the "Debtor") hereby assigns to FIRSTMERIT BANK, N.A., an national banking association, located at 7800 Reynolds Road, Mentor, Ohio 44060 (hereinafter the "Secured Party") as collateral and grants to Secured Party a security interest in and to all items of property described in paragraph 2 of this Security Agreement (the "Agreement").

1. OBLIGATIONS: This assignment of collateral and grant of security interest shall secure all loans, advances, indebtedness and each and every other obligation or liability of Debtor owed to Secured Party, however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, agreement, or otherwise, whether or not secured by additional collateral, whether originated with Secured Party or owed to others and acquired by Secured Party by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every other obligation or liability arising under the Credit Agreement of even date herewith by and between the Debtor, other Co-Borrowers and the Secured Party, the Revolving Note in the amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) of even date herewith executed by Debtor and the other Co-Borrowers in favor of Secured Party, letters of credit now or hereafter issued by Secured Party for the benefit of or at the request of Debtor, all obligations to perform or forbear from performing acts, and all agreements, instruments and documents evidencing, guarantying or securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, extensions and restatements thereof, and all expenses and attorneys' fees incurred or other sums disbursed by Secured Party under this Agreement or any other document, instrument or agreement related to any of the foregoing (collectively the "Obligations").

2. COLLATERAL: The collateral hereby assigned and in which a security interest is granted includes that collateral now existing and hereafter arising or acquired by Debtor, regardless of where it is located, and is defined as follows (together with all proceeds and products thereof and all additions and accession thereto, replacements thereof, supporting obligations therefor, guaranties thereof, insurance or condemnation proceeds thereof, documents related thereto, all sales of accounts constituting a right to payment therefrom, all tort or other claims against third parties arising out of damage thereto or destruction thereof, all property received wholly or partly in trade or exchange thereof, all fixtures attached or appurtenant thereto, all leases thereof, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition thereof, or any other interest therein, collectively, the "Collateral"):

       (a) all Accounts, all Inventory, all Equipment, all General Intangibles, all Investment Property;
       (b) all instruments, chattel paper, electronic chattel paper, documents, securities, moneys, cash, letters of credit, letter of credit rights, promissory notes, warrants, dividends, distributions, commercial tort claims, contracts, agreements, contract rights or other property, owned by Debtor or in which Debtor has an interest, including but not limited to, those which are now or hereafter in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, and the proceeds thereof, all rights to payment from, and all claims against Secured Party, and any deposit accounts of Debtor with Secured Party, including all demand, time, savings, passbook or other accounts and all deposits therein; and

       (c) all assets and personal property now owned or hereafter acquired; all now owned and hereafter acquired inventory, equipment, fixtures, goods, accounts, chattel paper, documents, instruments, general intangibles, supporting obligations, software, and all rents, issues, profits, products and proceeds thereof, wherever any of the foregoing is located.
3. DEFINITIONS: Capitalized terms not otherwise defined in this Agreement shall have the meanings attributed thereto in the applicable version of the Uniform Commercial Code adopted in the jurisdiction in the state in which Debtor is organized, or where appropriate, as the case may be, the jurisdiction in which the collateral is located, as such definitions may be enlarged or expanded from time to time by legislative amendment thereto or judicial decision (the "Uniform Commercial Code"). As used herein the following capitalized terms will have the following meanings:

       (a) "Accounts" means all accounts, accounts receivable, health-care-insurance receivables, credit card receivables, contract rights, instruments, documents, chattel paper, tax refunds from federal, state or local governments and all obligations in any form including without limitation those arising out of the sale or lease of goods or the retention of services by Debtor; all guaranties, letters of credit and other security and supporting obligations for any of the above; all merchandise resumed to or reclaimed by Debtor, and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above; all winnings in a lottery or other game of chance operated by a governmental unit or person licensed to operate such game by a governmental unit and all rights to payment therefrom; and all "Accounts" as same is now or hereafter defined in the Uniform Commercial Code.
       (b) "Equipment" means all goods (excluding inventory or consumer goods), machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods (including, without limitation, each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party's copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all supplies used or useful in connection therewith, and all "Equipment" as same is now or hereafter defined in the Uniform Commercial Code.
       (c) "General Intangibles" means all general intangibles, choses in action, causes of action, obligations or indebtedness owed to Debtor from any source whatsoever, payment intangibles, software and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and goodwill, trade secrets, permits, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, and the equipment containing any such information, and all "General Intangibles" as same is now or hereafter defined in the Uniform Commercial Code.
       (d) "Inventory" means all goods, supplies, wares, merchandises and other tangible personal property including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and all "Inventory" as same is now or hereafter defined in the Uniform Commercial Code.
       (e) "Investment Property" means a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account and all "Investment Property" as same is now or hereafter defined in the Uniform Commercial Code.

4. WARRANTIES AS TO DEBTOR: Debtor hereby represents and warrants to Secured Party as follows:

       (a) That it is a corporation with its principal place of business located at the address otherwise set forth herein, is organized in the State of Ohio and its charter number is 933375.
       (b) Debtor further warrants that its exact legal name is set forth in the initial paragraph of this Agreement, and its Taxpayer I.D. No. is 34-1831105.
       (c) Exhibit A, attached to this Agreement and incorporated herein by reference, lists the locations of any and all of the Collateral of Debtor.

5. WARRANTIES AS TO COLLATERAL: Debtor hereby represents and warrants to Secured Party that:

       (a) Except for the security interest hereby granted, Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the sole owner of, with good and marketable title in, each and every item of the Collateral, or otherwise shall have the full right and power to grant a security interest in the Collateral, free from any lien, security interest or encumbrance whatsoever, except for the capital leases set forth in Exhibit B attached hereto and incorporated herein by reference and the loans of Debtor with U.S. Small Business Administration (the "Permitted Liens");
       (b) Each item of Collateral is, and shall be, valid, and all information furnished to Secured Party with regard thereto is, and shall be, accurate and correct in all respects when furnished;
       (c) None of the Collateral shall be sold, assigned, transferred, discounted, hypothecated, or otherwise subjected to any lien, encumbrance or security interest except for the Permitted Liens, and that Debtor shall defend such Collateral and each and every part thereof against claims of all persons at any time claiming such Collateral or claiming any interest therein adverse to Secured Party;
       (d) The provisions of this Agreement are sufficient to create in favor of Secured Party a valid and continuing lien on, and first security interest in, the types of Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, and when such UCC Financing Statements are filed in the requisite filing offices, and the requisite filing fees are paid, such filings shall be sufficient to perfect such security interest (other than Equipment affixed to real property so as to become fixtures);
       (e) If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, that said real estate is not encumbered in any way, or if said real estate is encumbered, Debtor will secure from the lien holder or the party in whose favor it is or will become so encumbered a written acknowledgment and subordination to the security interest hereby granted or a written disclaimer of any interest in the Collateral, in such form as is acceptable to Secured Party.
       (f) The financial statements of Debtor dated October 31, 2001, and heretofore submitted, to the Secured Party are true and correct and there are no material adverse changes in the conditions, financial or otherwise, of Debtor since the date of said financial statements.

6. DEBTOR'S RESPONSIBILITIES: Debtor covenants with, and warrants to, Secured Party that Debtor shall:

       (a) Furnish to Secured Party, in writing, a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, documents, agreements and chattel paper, in the form of assignments or otherwise, as Secured Party shall require for the purpose of confirming and perfecting, and continuing the perfection of, Secured Party's security interest in any or all of such Collateral, or as is necessary to provide Secured Party with control over the Collateral or any portion thereof;
       (b) At its expense and upon request of Secured Party, furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on Collateral, furnish proof of payment of taxes and assessments on Collateral, make available to Secured Party, any and all of Debtor's books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in any way evidence or relate to the Collateral;
       (c) Keep the Collateral insured at all times against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as is satisfactory to Secured Party. In all cases losses shall be payable to Secured Party and any surplusage shall be paid to Debtor. All policies of insurance shall provide for at least thirty (30) days prior written notice of cancellation to Secured Party. Should Debtor at any time fail to purchase or maintain insurance, pay taxes, or pay for any expense, incident or such insurance, Secured Party may, but is not obligated to, pay such taxes, order and pay for such necessary items of preservation, maintenance or protection of the Collateral, and Debtor agrees to reimburse Secured Party for all expenses incurred under this paragraph;

      (d) Pay all taxes or assessments imposed on or with respect to the Collateral;

      (e) Keep all of the Collateral in good condition and repair, protecting it from weather and other contingencies which might adversely affect it as secured hereunder;

      (f) Notify Secured Party immediately in writing of any information which Debtor has or may receive which might in any way adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;

      (g) Notify Secured Party promptly, in writing, of any change in the location of the Collateral or of any place of business or mailing addresses or the establishment of any new place of business or mailing address;

      (h) Pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;

      (i) Upon the occurrence of an Event of Default or breach of any provision of this Security Agreement, pay all expenses and reasonable attorneys' fees of Secured Party; and Debtor agrees that said expenses and fees shall be secured under this Agreement;

      (j) Maintain possession of all Collateral at the location disclosed to Secured Party and not to remove the Collateral from that location;

      (k) Not sell, contract to sell, lease, encumber, or otherwise transfer the Collateral (other than inventory) until the Obligations have been paid and performed, Debtor acknowledging nonetheless that Secured Party has a security interest in the proceeds of such Collateral.

      (l) Take any other and further action necessary or desirable as requested by Secured Party to grant Secured Party control over the Collateral, as "control" is defined in the applicable version of the Uniform Commercial Code, including without limitation (i) executing and/or authenticating any assignments or third party agreements;
            (ii) delivering, or causing the delivery of, any of the Collateral to the possession of Secured Party; (iii) obtaining written acknowledgments of the lien of Secured Party and agreements of subordination to such lien from third parties in possession of the Collateral in a form acceptable to Secured Party. Debtor consents to and hereby authorizes any third party in an authenticated record or agreement between Debtor, Secured Party, and the third party, including but not limited to depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, and to enter into agreements with Secured Party regarding same, without further consent of the Debtor.

7. ACCOUNTS RECEIVABLE: Debtor hereby agrees that, notwithstanding the fact that all or any part of the Obligations is not matured and Debtor is current in payment according to the tenor of the Obligations, Secured Party shall have the absolute right to take any one or more of the following actions:

      (a) Secured Party may serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on accounts receivable which Debtor shall do until notified otherwise;

      (b) Secured Party may notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on such accounts to Secured Party instead of to Debtor; and,

      (c) Secured Party may serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account debtor shall bear a notation directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to this paragraph shall be retained in a separate non-interest bearing account as security for the payment and performance of all Obligations of Debtor.

8. POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act, with full power of substitution, with respect to the Collateral in any transaction, legal proceeding, or other maker in which Secured Party is acting pursuant to this Agreement, including, but not limited to executing, authentication and/or filing on its behalf: (i) UCC Financing Statements reflecting the lien of Secured Party upon the Collateral and any other documents necessary or desirable to perfect or otherwise continue the security interest granted herein; and (ii) any third party agreements or assignments to grant Secured Party control over the Collateral, including but not limited to third party agreements between Debtor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof.

9. EVENTS OF DEFAULT: Any of the following events shall be an "Events of Default" hereunder: (a) an event of default occurs under any agreement, instrument or document evidencing, guarantying, securing or otherwise executed or delivered in connection with any of the Obligations, as "Event of Default" shall be defined therein; (b) any representation or warranty of Debtor set forth in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation shall be materially inaccurate or misleading; (c) Debtor shall fail to maintain in force the insurance required in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation, or Debtor shall otherwise default in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of thirty (30) days; (d) any failure to submit to Secured Party current financial information upon request; (e) the creation of any lien (except a lien to

      Secured Party) on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Debtor or any endorser or guarantor of the Obligations, including, without limitation, any property deposited with Secured Party; (f) an assignment for the benefit of the creditors of, or the commencement of any bankruptcy, receivership, insolvency, reorganization or liquidation proceedings by or against Debtor; (g) the death or dissolution of Debtor or any endorser or guarantor of the Obligations; (h) in the judgment of Secured Party, any adverse change occurs in the existing or prospective financial condition of Debtor that may affect the ability of Debtor to repay any of the Obligations, or Secured Party deems itself insecure; or (i) any sale, conveyance or transfer of any rights in the Collateral securing the Obligations, or any destruction, loss or damage of or to the Collateral in any material respect.

10. REMEDIES. Upon the occurrence and until the waiver of an Event of Default, Secured Party may, without further notice to Debtor, at Secured Party's option, declare any note and all of the Obligations to become due and payable in its aggregate amount; provided that the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Secured Party may resort to the rights and remedies of a secured party under the Uniform Commercial Code, including but not limited to the right of a secured party to (a) enter any premises of Debtor, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; (b) ship, reclaim, recover, store, finish, maintain and repair the Collateral; and (c) sell the Collateral at public or private sale. Debtor will be credited with the net proceeds of such sale only when they are actually received by Secured Party, and any requirement of reasonable notice of any disposition of the Collateral will be satisfied if such notice is sent to Debtor ten (10) days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Secured Party may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, trade secret or technical process used or utilized by Debtor. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement, and of the Obligations, or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

11.   MISCELLANEOUS PROVISIONS:

      (a) All rights of Secured Party shall inure to the benefit of its successors and assigns and all obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of Debtor.

      (b) Debtor acknowledges and agrees that, in addition to the security interests granted herein, Secured Party has a banker's lien and common law right of set-off in and to

            Debtor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set-off such deposits or other sums against the Obligations upon the occurrence of an Event Default as set forth in paragraph 10 of this Agreement.

      (c) This Agreement contains the entire Agreement of the parties and no oral Agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Agreement.

      (d) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the laws of the state in which the Debtor is organized.

      (e) Any provision herein which may prove limited or unenforceable under any law or judicial ruling shall not affect the validity or enforceability of the remainder of this Agreement.

      (f) Debtor hereby authorizes Secured Party to file a copy of this Agreement as a Financing Statement with appropriate county and state government authorities necessary to perfect Secured Party's security interest in the Collateral as set forth herein. Debtor hereby further authorizes Secured Party to file UCC Financing Statements on behalf of Debtor and Secured Party with respect to the Collateral.

SECURED PARTY:                                 DEBTOR:

FIRSTMERIT BANK, N.A.                          VIRTU COMPANY,
                                               an Ohio corporation

By: /s/ Ken Sinha  V.P.                        By: /s/ Steven Tsengas
    ---------------------------                    -----------------------------
      Ken Sinha                                    Steven Tsengas,
      Vice President                               Chairman, President and CEO

                               SECURITY AGREEMENT

Lake County, Ohio                                              December 31, 2001

       OURPET'S COMPANY, a Colorado corporation, located at 1300 East Street, Fairport, Ohio 44077 (hereinafter the "Debtor") hereby assigns to FIRSTMERIT BANK, N.A., an national banking association, located at 7800 Reynolds Road, Mentor, Ohio 44060 (hereinafter the "Secured Party") as collateral and grants to Secured Party a security interest in and to all items of property described in paragraph 2 of this Security Agreement (the "Agreement").

1. OBLIGATIONS: This assignment of collateral and grant of security interest shall secure all loans, advances, indebtedness and each and every other obligation or liability of Debtor owed to Secured Party, however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, agreement, or otherwise, whether or not secured by additional collateral, whether originated with Secured Party or owed to others and acquired by Secured Party by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every other obligation or liability arising under the Credit Agreement of even date herewith by and between the Debtor, other Co-Borrowers and the Secured Party, the Revolving Note in the amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) of even date herewith executed by Debtor and the other Co-Borrowers in favor of Secured Party, letters of credit now or hereafter issued by Secured Party for the benefit of or at the request of Debtor, all obligations to perform or forbear from performing acts, and all agreements, instruments and documents evidencing, guarantying or securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, extensions and restatements thereof, and all expenses and attorneys' fees incurred or other sums disbursed by Secured Party under this Agreement or any other document, instrument or agreement related to any of the foregoing (collectively the "Obligations").

2. COLLATERAL: The collateral hereby assigned and in which a security interest is granted includes that collateral now existing and hereafter arising or acquired by Debtor, regardless of where it is located, and is defined as follows (together with all proceeds and products thereof and all additions and accession thereto, replacements thereof, supporting obligations therefor, guaranties thereof, insurance or condemnation proceeds thereof, documents related thereto, all sales of accounts constituting a right to payment therefrom, all tort or other claims against third parties arising out of damage thereto or destruction thereof, all property received wholly or partly in trade or exchange thereof, all fixtures attached or appurtenant thereto, all leases thereof, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition thereof, or any other interest therein, collectively, the "Collateral"):

       (a) all Accounts, all Inventory, all Equipment, all General Intangibles, all Investment Property;
       (b) all instruments, chattel paper, electronic chattel paper, documents, securities, moneys, cash, letters of credit, letter of credit rights, promissory notes, warrants, dividends, distributions, commercial tort claims, contracts, agreements, contract rights or other property, owned by Debtor or in which Debtor has an interest, including but not limited to, those which are now or hereafter in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, and the proceeds thereof, all rights to payment from, and all claims against Secured Party, and any deposit accounts of Debtor with Secured Party, including all demand, time, savings, passbook or other accounts and all deposits therein; and
       (c) all assets and personal property now owned or hereafter acquired; all now owned and hereafter acquired inventory, equipment, fixtures, goods, accounts, chattel paper, documents, instruments, general intangibles, supporting obligations, software, and all rents, issues, profits, products and proceeds thereof, wherever any of the foregoing is located.

3. DEFINITIONS: Capitalized terms not otherwise defined in this Agreement shall have the meanings attributed thereto in the applicable version of the Uniform Commercial Code adopted in the jurisdiction in the state in which Debtor is organized, or where appropriate, as the case may be, the jurisdiction in which the collateral is located, as such definitions may be enlarged or expanded from time to time by legislative amendment thereto or judicial decision (the "Uniform Commercial Code"). As used herein the following capitalized terms will have the following meanings:

       (a) "Accounts" means all accounts, accounts receivable, health-care-insurance receivables, credit card receivables, contract rights, instruments, documents, chattel paper, tax refunds from federal, state or local governments and all obligations in any form including without limitation those arising out of the sale or lease of goods or the retention of services by Debtor; all guaranties, letters of credit and other security and supporting obligations for any of the above; all merchandise resumed to or reclaimed by Debtor, and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above; all winnings in a lottery or other game of chance operated by a governmental unit or person licensed to operate such game by a governmental unit and all rights to payment therefrom; and all "Accounts" as same is now or hereafter defined in the Uniform Commercial Code.
       (b) "Equipment" means all goods (excluding inventory or consumer goods), machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods (including, without limitation, each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party's copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all supplies used or useful in connection therewith, and all "Equipment" as same is now or hereafter defined in the Uniform Commercial Code.
       (c) "General Intangibles" means all general intangibles, choses in action, causes of action, obligations or indebtedness owed to Debtor from any source whatsoever, payment intangibles, software and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and goodwill, trade secrets, permits, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, and the equipment containing any such information, and all "General Intangibles" as same is now or hereafter defined in the Uniform Commercial Code.
       (d) "Inventory" means all goods, supplies, wares, merchandises and other tangible personal property including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and all "Inventory" as same is now or hereafter defined in the Uniform Commercial Code.
       (e) "Investment Property" means a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account and all "Investment Property" as same is now or hereafter defined in the Uniform Commercial Code.

4. WARRANTIES AS TO DEBTOR: Debtor hereby represents and warrants to Secured Party as follows:

       (a) That it is a corporation with its principal place of business located at the address otherwise set forth herein, is organized in
           the State of Colorado and its charter number is   N/A      .
                                                           ---------
       (b) Debtor further warrants that its exact legal name is set forth in the initial paragraph of this Agreement, and its Taxpayer I.D. No. is 34-1480558.
       (c) Exhibit A, attached to this Agreement and incorporated herein by reference, lists the locations of any and all of the Collateral of Debtor.

5. WARRANTIES AS TO COLLATERAL: Debtor hereby represents and warrants to Secured Party that:

       (a) Except for the security interest hereby granted, Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the sole owner of, with good and marketable title in, each and every item of the Collateral, or otherwise shall have the full right and power to grant a security interest in the Collateral, free from any lien, security interest or encumbrance whatsoever except for the capital leases set forth in Exhibit B attached hereto and incorporated herein by reference and the loans of Debtor with U.S. Small Business Administration (the "Permitted Liens");
       (b) Each item of Collateral is, and shall be, valid, and all information furnished to Secured Party with regard thereto is, and shall be, accurate and correct in all respects when furnished;
       (c) None of the Collateral shall be sold, assigned, transferred, discounted, hypothecated, or otherwise subjected to any lien, encumbrance or security interest except for the Permitted Liens, and that Debtor shall defend such Collateral and each and every part thereof against claims of all persons at any time claiming such Collateral or claiming any interest therein adverse to Secured Party;
       (d) The provisions of this Agreement are sufficient to create in favor of Secured Party a valid and continuing lien on, and first security interest in, the types of Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, and when such UCC Financing Statements are filed in the requisite filing offices, and the requisite filing fees are paid, such filings shall be sufficient to perfect such security interest (other than Equipment affixed to real property so as to become fixtures);
       (e) If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, that said real estate is not encumbered in any way, or if said real estate is encumbered, Debtor will secure from the lien holder or the party in whose favor it is or will become so encumbered a written acknowledgment and subordination to the security interest hereby granted or a written disclaimer of any interest in the Collateral, in such form as is acceptable to Secured Party.
       (f) The financial statements of Debtor dated October 31, 2001, and heretofore submitted, to the Secured Party are true and correct and there are no material adverse changes in the conditions, financial or otherwise, of Debtor since the date of said financial statements.

6. DEBTOR'S RESPONSIBILITIES: Debtor covenants with, and warrants to, Secured Party that Debtor shall:

       (a) Furnish to Secured Party, in writing, a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, documents, agreements and chattel paper, in the form of assignments or otherwise, as Secured Party shall require for the purpose of confirming and perfecting, and continuing the perfection of, Secured Party's security interest in any or all of such Collateral, or as is necessary to provide Secured Party with control over the Collateral or any portion thereof;
       (b) At its expense and upon request of Secured Party, furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on Collateral, furnish proof of payment of taxes and assessments on Collateral, make available to Secured Party, any and all of Debtor's books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in any way evidence or relate to the Collateral;
       (c) Keep the Collateral insured at all times against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as is satisfactory to Secured Party. In all cases losses shall be payable to Secured Party and any surplusage shall be paid to Debtor. All policies of insurance shall provide for at least thirty (30) days prior written notice of cancellation to Secured Party. Should Debtor at any time fail to purchase or maintain insurance, pay taxes, or pay for any expense, incident or such insurance, Secured Party may, but is not obligated to, pay such taxes, order and pay for such necessary items of preservation, maintenance or protection of the Collateral, and Debtor agrees to reimburse Secured Party for all expenses incurred under this paragraph;
       (d) Pay all taxes or assessments imposed on or with respect to the Collateral;
       (e) Keep all of the Collateral in good condition and repair, protecting it from weather and other contingencies which might adversely affect it as secured hereunder;
       (f) Notify Secured Party immediately in writing of any information which Debtor has or may receive which might in any way adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;
       (g) Notify Secured Party promptly, in writing, of any change in the location of the Collateral or of any place of business or mailing addresses or the establishment of any new place of business or mailing address;
       (h) Pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;
       (i) Upon the occurrence of an Event of Default or breach of any provision of this Security Agreement, pay all expenses and reasonable attorneys' fees of Secured Party; and Debtor agrees that said expenses and fees shall be secured under this Agreement;
       (j) Maintain possession of all Collateral at the location disclosed to Secured Party and not to remove the Collateral from that location;
       (k) Not sell, contract to sell, lease, encumber, or otherwise transfer the Collateral (other than inventory) until the Obligations have been paid and performed, Debtor acknowledging nonetheless that Secured Party has a security interest in the proceeds of such Collateral.
       (l) Take any other and further action necessary or desirable as requested by Secured Party to grant Secured Party control over the Collateral, as "control" is defined in the applicable version of the Uniform Commercial Code, including without limitation (i) executing and/or authenticating any assignments or third party agreements; (ii) delivering, or causing the delivery of, any of the Collateral to the possession of Secured Party; (iii) obtaining written acknowledgments of the lien of Secured Party and agreements of subordination to such lien from third parties in possession of the Collateral in a form acceptable to Secured Party. Debtor consents to and hereby authorizes any third party in an authenticated record or agreement between Debtor, Secured Party, and the third party, including but not limited to depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, and to enter into agreements with Secured Party regarding same, without further consent of the Debtor.

7. ACCOUNTS RECEIVABLE: Debtor hereby agrees that, notwithstanding the fact that all or any part of the Obligations is not matured and Debtor is current in payment according to the tenor of the Obligations, Secured Party shall have the absolute right to take any one or more of the following actions:

       (a) Secured Party may serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on accounts receivable which Debtor shall do until notified otherwise;
       (b) Secured Party may notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on such accounts to Secured Party instead of to Debtor; and,
       (c) Secured Party may serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account debtor shall bear a notation directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to this paragraph shall be retained in a separate non-interest bearing account as security for the payment and performance of all Obligations of Debtor.

8. POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act, with full power of substitution, with respect to the Collateral in any transaction, legal proceeding, or other maker in which Secured Party is acting pursuant to this Agreement, including, but not limited to executing, authentication and/or filing on its behalf: (i) UCC Financing Statements reflecting the lien of Secured Party upon the Collateral and any other documents necessary or desirable to perfect or otherwise continue the security interest granted herein; and (ii) any third party agreements or assignments to grant Secured Party control over the Collateral, including but not limited to third party agreements between Debtor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof.

9. EVENTS OF DEFAULT: Any of the following events shall be an "Events of Default" hereunder: (a) an event of default occurs under any agreement, instrument or document evidencing, guarantying, securing or otherwise executed or delivered in connection with any of the Obligations, as "Event of Default" shall be defined therein; (b) any representation or warranty of Debtor set forth in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation shall be materially inaccurate or misleading; (c) Debtor shall fail to maintain in force the insurance required in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation, or Debtor shall otherwise default in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of thirty (30) days; (d) any failure to submit to Secured Party current financial information upon request; (e) the creation of any lien (except a lien to

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

          Secured Party) on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Debtor or any endorser or guarantor of the Obligations, including, without limitation, any property deposited with Secured Party; (f) an assignment for the benefit of the creditors of, or the commencement of any bankruptcy, receivership, insolvency, reorganization or liquidation proceedings by or against Debtor; (g) the death or dissolution of Debtor or any endorser or guarantor of the Obligations;
          (h) in the judgment of Secured Party, any adverse change occurs in the existing or prospective financial condition of Debtor that may affect the ability of Debtor to repay any of the Obligations, or Secured Party deems itself insecure; or (i) any sale, conveyance or transfer of any rights in the Collateral securing the Obligations, or any destruction, loss or damage of or to the Collateral in any material respect.

10. REMEDIES. Upon the occurrence and until the waiver of an Event of Default, Secured Party may, without further notice to Debtor, at Secured Party's option, declare any note and all of the Obligations to become due and payable in its aggregate amount; provided that the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Secured Party may resort to the rights and remedies of a secured party under the Uniform Commercial Code, including but not limited to the right of a secured party to (a) enter any premises of Debtor, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; (b) ship, reclaim, recover, store, finish, maintain and repair the Collateral; and (c) sell the Collateral at public or private sale. Debtor will be credited with the net proceeds of such sale only when they are actually received by Secured Party, and any requirement of reasonable notice of any disposition of the Collateral will be satisfied if such notice is sent to Debtor ten (10) days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Secured Party may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, trade secret or technical process used or utilized by Debtor. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement, and of the Obligations, or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

11.       MISCELLANEOUS PROVISIONS:

         (a) All rights of Secured Party shall inure to the benefit of its successors and assigns and all obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of Debtor
         (b) Debtor acknowledges and agrees that, in addition to the security interests granted herein, Secured Party has a banker's lien and common law right of set-off in and to


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

           Debtor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set-off such deposits or other sums against the Obligations upon the occurrence of an Event Default as set forth in paragraph 10 of this Agreement.
       (c) This Agreement contains the entire Agreement of the parties and no oral Agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Agreement.
       (d) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the laws of the state in which the Debtor is organized.
       (e) Any provision herein which may prove limited or unenforceable under any law or judicial ruling shall not affect the validity or enforceability of the remainder of this Agreement.
       (f) Debtor hereby authorizes Secured Party to file a copy of this Agreement as a Financing Statement with appropriate county and state government authorities necessary to perfect Secured Party's security interest in the Collateral as set forth herein. Debtor hereby further authorizes Secured Party to file UCC Financing Statements on behalf of Debtor and Secured Party with respect to the Collateral.

SECURED PARTY:                             DEBTOR:

FIRSTMERIT BANK, N.A.                      OURPET'S COMPANY
                                           a Colorado corporation

By: /s/ Ken Sinha V.P                      By: /s/ Steven Tsengas
------------------------                   -----------------------
Ken Sinha                                    Steven Tsengas,
Vice President                               Chariman, President and CEO


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